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                  SEE RESTRICTIVE LEGEND ON REVERSE SIDE

  --------------                                               --------------
      NUMBER                                                       SHARES
  --------------                                               --------------
      01304                                                       216,637
  --------------                                               --------------

                     ROCKPORT HEALTHCARE GROUP, INC.

           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
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                                COMMON STOCK                  CUSIP 773816 10 3
                           ----------------------           -------------------
  ---------------------
  THIS CERTIFIES THAT:   LARRY K HINSON
  ---------------------



  ------------
  IS OWNER OF     ***TWO HUNDRED SIXTEEN THOUSAND SIX HUNDRED THIRTY-SEVEN***
  ------------

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          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR
                                   VALUE EACH OF
      ------------------ ROCKPORT HEALTHCARE GROUP, INC. ------------------
  -------------------------                              ----------------------
      ------------------                                 ------------------
  transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended.
  This certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

 -----------------------    COUNTERSIGNED AND REGISTERED:
  ------
  DATED:  08/27/1999                 AMERICAN SECURITIES TRANSFER & TRUST, INC.
  ------                                      P.O. BOX ????
 -----------------------                 DENVER, CO ?????


                            BY /s/ ILLEGIBLE
                               ------------------------------------------------
                               TRANSFER AGENT & REGISTERED AUTHORIZED SIGNATURE



                          [SEAL]


     /s/ LARRY K. HINSON         /s/ HARVEY M. NEER
         SECRETARY                   PRESIDENT

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

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common          UNIF GIFT MIN ACT - ....Custodian....
  TEN ENT - as tenants by the entireties                     (Cust)     (Minor)
  JT TEN - as joint tenants with right                      under Uniform Gifts
           of survivorship and not as                           to Minors
           tenants in common                                   Act............
                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

   For Value Received, ______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER          The shares represented by
    IDENTIFYING NUMBER OF ASSIGNEE                this Certificate have not
------------------------------------------        been registered under the
                                                  Securities Act of 1933 ("the
------------------------------------------        Act") and are "restricted
                                                  securities" as that term is
                                                  defined in Rule 144 under
                                                  the Act. The shares may not
                                                  be offered for sale, sold or
                                                  otherwise transferred except
                                                  pursuant to the effective
                                                  registration statement under
                                                  the Act, or pursuant to an
                                                  exemption from registration
                                                  under the Act. Registration
                                                  of which is to be established
                                                  to the satisfaction of the
                                                  Company.

_______________________________________________________________________________
        (PLEASE PRINT THE NAME, ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the stock represented by the within Certificate and do hereby reasonably constitute and appoint __________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________


                      _________________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.







THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE
BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER
AGENT NAMED ON THIS CERTIFICATE.
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THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE
FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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STOCK MARKET INFORMATION EXCHANGE
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